UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2016

ENERTOPIA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (604) 602-1675

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On May 20, 2016, Enertopia closed the first tranche of a private placement of 6,413,333 units at a price of CAD$0.015 per unit for gross proceeds of US$74,074, CAD$96,200. Each Unit consists of one common share of the Company and full non-transferable Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will be exercisable into one further Share (a “Warrant Share”) at a price of US$0.05 per Warrant Share at any time until the close of business on the day which is 18 months from the date of issue of the Warrant, and thereafter at a price of US$0.10 per Warrant Share at any time until the close of business on the day which is 36 months from the date of issue of the Warrant.

An Officer of the Company participated in the first tranche for $15,000.

A cash finders’ fee in total for $7,040 and 469,333 full broker warrants that expire on May 20, 2019 at a price of US$0.05 per Warrant Share at any time until the close of business on the day which is 18 months from the date of issue of the Warrant, and thereafter at a price of US$0.10 per Warrant Share at any time until the close of business on the day which is 36 months from the date of issue of the Warrant was paid to Haywood Securities and Canaccord Genuity.

Proceeds of the private placement will be used for general working capital and for corporate opportunities in the resource industry.

The Company issued the units nine (9) non-US persons in an off-shore transaction pursuant to the exemption from registration provided for under Regulation S, promulgated under the United States Securities Act of 1933, as amended. Each of the subscribers represented that they were not a “US person” as such term is defined in Regulation S.

The securities referred to herein will not be and have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

A copy of the news release announcing closing of the private placement is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement (1) for Private Placement closed on May 20, 2016
10.2	Form of Warrant Agreements (1) dated May 20, 2016
10.3	Form of Broker Warrant Agreement (1) dated May 20, 2016
99.1	Press Release announcing closing of Private Placement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2016
Enertopia Corp.
By:          ”Robert McAllister”
Robert G. McAllister
President and Director